UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 18, 2020

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

…

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

.

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Vornado Realty Trust	Common Shares of beneficial interest, $.04 par value per share	VNO	New York Stock Exchange
Cumulative Redeemable Preferred Shares of beneficial interest, liquidation preference $25.00 per share
Vornado Realty Trust	5.70% Series K	VNO/PK	New York Stock Exchange
Vornado Realty Trust	5.40% Series L	VNO/PL	New York Stock Exchange
Vornado Realty Trust	5.25% Series M	VNO/PM	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the ongoing impact of the COVID19 pandemic on Vornado Realty Trust (the “Company”), effective April 1, 2020, Steven Roth, the Company’s Chairman and Chief Executive Officer, waived 50% of his annual base salary for the remainder of 2020. In addition, effective April 1, 2020, Michael J. Franco, the Company’s President, and Joseph Macnow, the Company’s Chief Financial Officer and Chief Administrative Officer, have each waived 30% of their respective annual base salaries for the remainder of 2020. Also effective April 1, 2020, Glen J. Weiss, Co-Head of Real Estate, and Haim H. Chera, Executive Vice President – Head of Retail, have each waived 15% of their respective base salaries for the remainder of 2020. These changes were approved by the Compensation Committee of our Board of Trustees on April 18, 2020 and waivers of the applicable minimum base salary requirements in applicable employment agreements have been signed to address these reductions.

The base salary waivers referred to above will not modify other rights under the applicable employment agreements or otherwise that are determined by reference to base salary and such provisions will continue to be applied based on the stated base salary. Additionally, the reductions are not intended to reduce any of our employee benefits provided to the above-named officers that is determined by reference to base salary.

Item 8.01	Other Events.

Effective April 1, 2020, David R. Greenbaum, the Company’s Vice Chairman, and Barry J. Langer, the Company’s Co-Head of Real Estate, have each waived 30% and 15%, respectively, of their respective base salaries for the remainder of 2020.

In addition, effective April 1, 2020, each non-management member of our Board of Trustees agreed to forego his or her $75,000 annual cash retainer for the remainder of 2020.

Item 9.01.	Financial Statements and Exhibits.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)

Date: April 20, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)

Date: April 20, 2020

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